SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           __________________________


                                    Form 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Commission File Number 1-10308


                           __________________________


                       January 17, 2003 (January 13, 2003)
                Date of Report (Date Of Earliest Event Reported)


                               Cendant Corporation
             (Exact name of Registrant as specified in its charter)


         Delaware                                            06-0918165
(State or Other Jurisdiction of                            (IRS Employer
Incorporation or Organization)                           Identification No.)


9 West 57th Street, New York, New York                          10019
(Address of Principal Executive Office)                       (Zip Code)


                                 (212) 413-1800
              (Registrant's telephone number, including area code)


                                      None
       (Former name, former address and former fiscal year, if applicable)

Item 5.  Other Events.


                  On January 10, 2003, we filed a Prospectus Supplement, dated January 8, 2003, to the Prospectus dated August 16, 2001, included as part of the Registration Statement on Form S-3 of the Company (File No. 333-65858) (the "Registration Statement"), relating to the offering of $800,000,000 aggregate principal amount of our 6.250% Senior Notes due 2008 and $1,200,000,000 aggregate principal amount of our 7.375% Senior Notes due 2013 (collectively, the "Notes"). On January 8, 2003, we entered into an Underwriting Agreement with Salomon Smith Barney Inc., J.P. Morgan Securities Inc., Banc of America Securities LLC, Banc One Capital Markets, Inc., Barclays Capital Inc., Credit Lyonnais Securities (USA) Inc., The Royal Bank of Scotland plc, Scotia Capital
(USA) Inc. and Wachovia Securities, Inc., relating to the offering and sale by us of the Notes under the Registration Statement. We entered into an Indenture, dated as of January 13, 2003, with The Bank of Nova Scotia Trust Company of New York, as trustee, under which the Notes were issued. In connection with this offering, we are filing certain exhibits as part of this Form 8-K. See "Item 7. Exhibits." A copy of certain agreements related to the offering and the press release regarding the offering are attached hereto as exhibits and are incorporated by reference in their entirety.

Item 7.  Exhibits.

(c) Exhibits

Exhibit
   No.   Description

1.1 Underwriting Agreement, dated January 8, 2003, between Cendant Corpo ration and Salomon Smith Barney Inc., J.P. Morgan Securities Inc., Banc of America Securities LLC, Banc One Capital Markets, Inc., Barclays Capital Inc., Credit Lyonnais Securities (USA) Inc., The Royal Bank of Scotland plc, Scotia Capital (USA) Inc. and Wachovia Securities, Inc.

4.1      Indenture, dated as of January 13, 2003, between
         Cendant Corporation and The Bank of Nova Scotia Trust
         Company of New York, as trustee.

4.2      Form of 6.250% Senior Note.

4.3      Form of 7.375% Senior Note.

5.1      Opinion of Eric J. Bock regarding the legality of the Notes.

99.1     Press Release issued by Cendant Corporation dated January 8, 2003.

99.2     Press Release issued by Cendant Corporation dated January 6, 2003.

                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.



                                       CENDANT CORPORATION



                                       By:   /s/ Eric J. Bock
                                          --------------------------------------
                                                Eric J. Bock
                                                Executive Vice President, Law
                                                and Corporate Secretary


Date: January 17, 2003

                               CENDANT CORPORATION
                           CURRENT REPORT ON FORM 8-K
                Report Dated January 17, 2003 (January 13, 2003)


                                  EXHIBIT INDEX



Exhibit
   No.   Description

1.1 Underwriting Agreement, dated January 8, 2003, between Cendant Corpo ration and Salomon Smith Barney Inc., J.P. Morgan Securities Inc., Banc of America Securities LLC, Banc One Capital Markets, Inc., Barclays Capital Inc., Credit Lyonnais Securities (USA) Inc., The Royal Bank of Scotland plc, Scotia Capital (USA) Inc. and Wachovia Securities, Inc.

4.1      Indenture, dated as of January 13, 2003, between
         Cendant Corporation and The Bank of Nova Scotia Trust
         Company of New York, as trustee.

4.2      Form of 6.250% Senior Note.

4.3      Form of 7.375% Senior Note.

5.1      Opinion of Eric J. Bock regarding the legality of the Notes.

99.1     Press Release issued by Cendant Corporation dated January 8, 2003.

99.2     Press Release issued by Cendant Corporation dated January 6, 2003.